UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2025

IMAC Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38797	83-0784691
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3401 Mallory Lane, Suite 100 Franklin, Tennessee	37067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (844) 266-4622

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BACK	OTC Markets Group, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On May 16, 2025, the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of the Company, in consultation with management, concluded that the following previously issued consolidated financial statements of the Company should no longer be relied upon and need to be restated because of a non-cash error in accounting for its preferred dividends:  (1) the financial statements pertaining to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2024, (2) the financial statements pertaining to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2024 and (3) the financial statements pertaining to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

The Company is currently assessing the impact of the error on its financial statements and is working to amend each quarterly or annual report as needed.

The errors described above are not related to the Company’s cash position and stem from a material weakness in the Company’s internal control over financial reporting (“ICFR”). This material weakness is attributed to the Company not having sufficient resources within its accounting department to address complex financial instruments in the consolidated financial statements, as previously concluded by management in Item 9A of the Form 10-K.

The Audit Committee and management have discussed the matters disclosed in this Form 8-K with Marcum LLP, the Company’s independent registered public accounting firm.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2025

IMAC HOLDINGS, INC.

By:	/s/ Faith Zaslavsky
Name:	Faith Zaslavsky
Title:	Chief Executive Officer